First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Portfolio of Investments
August 31, 2019 (Unaudited)
Shares	Description	Value
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES - 115.6%
	Capital Markets – 115.6%
172,787	Alcentra Capital Corp. (a)	$1,549,900
333,700	Apollo Investment Corp. (a)	5,455,995
712,412	Ares Capital Corp. (a)	13,436,090
15,000	Bain Capital Specialty Finance, Inc.	279,600
627,594	Barings BDC, Inc. (a)	6,275,940
900	BlackRock Capital Investment Corp.	4,707
556,863	BlackRock TCP Capital Corp. (a)	7,489,807
20,238	Capital Southwest Corp. (a)	431,474
130,340	CM Finance, Inc. (a)	916,290
108,063	Goldman Sachs BDC, Inc. (a)	2,142,889
429,730	Golub Capital BDC, Inc. (a)	7,992,978
585,598	Hercules Capital, Inc. (a)	7,688,902
49,107	Main Street Capital Corp. (a)	2,166,110
466,714	Medley Capital Corp.	1,199,455
577,564	New Mountain Finance Corp. (a)	7,791,338
272,084	OFS Capital Corp. (a)	3,115,362
20,000	PennantPark Floating Rate Capital Ltd.	228,000
755,081	PennantPark Investment Corp. (a)	4,764,561
340,472	Portman Ridge Finance Corp.	810,323
295,709	Solar Capital Ltd. (a)	6,050,206
286,126	Stellus Capital Investment Corp. (a)	3,802,615
206,751	TPG Specialty Lending, Inc. (a)	4,285,948
453,845	TriplePoint Venture Growth BDC Corp. (a)	7,266,059
	Total Common Stocks - Business Development Companies	95,144,549
	(Cost $102,502,107)
REAL ESTATE INVESTMENT TRUSTS – 14.5%
	Mortgage Real Estate Investment Trusts – 14.5%
681,782	Annaly Capital Management, Inc. (a)	5,658,791
108,500	Capstead Mortgage Corp. (a)	788,795
434,949	Two Harbors Investment Corp. (a)	5,493,406
	Total Real Estate Investment Trusts	11,940,992
	(Cost $15,299,748)
	Total Investments – 130.1%	107,085,541
	(Cost $117,801,855) (b)
	Outstanding Loan – (30.4)%	(25,000,000)
	Net Other Assets and Liabilities – 0.3%	230,358
	Net Assets – 100.0%	$82,315,899

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of August 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $11,080,842 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $21,797,156. The net unrealized depreciation was $10,716,314.

Valuation Inputs
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly. (Quoted prices for similar investments, valuations based on interest rates and yield curves, or valuations derived from observable market data.)
•	Level 3 – Level 3 inputs are unobservable inputs that may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
A summary of the inputs used to value the Fund’s investments as of August 31, 2019 is as follows:
	Total Value at 8/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks - Business Development Companies*	$ 95,144,549	$ 95,144,549	$ —	$ —
Real Estate Investment Trusts*	11,940,992	11,940,992	—	—
Total Investments	$ 107,085,541	$ 107,085,541	$—	$—

*	See Portfolio of Investments for industry breakout.